Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer of Smith & Wesson Holding Corporation (the “Company”), hereby certify to my knowledge that the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended July 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 16, 2002
	By:	/s/ Mitchell A. Saltz

Mitchell A. Saltz Chief Executive Officer